AUGUST 10, 2016

SUPPLEMENT TO

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016

Effective November 1, 2016, Hartford Funds Management Company, LLC (the “Investment Manager”) will lower its management fee rate set forth in the investment management agreement for The Hartford Emerging Markets Local Debt Fund (the “Fund”).  Additionally, the Investment Manager is revising and extending the existing contractual expense reimbursement arrangements for the Fund.  Accordingly, effective November 1, 2016, under the heading “Your Expenses,” the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples, will be deleted in their entirety and replaced with the following:

Shareholder Fees  (fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None

Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses(3)	0.37%	0.42%	0.35%	0.40%	0.35%	0.29%	0.19%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	0.37%	0.42%	0.35%	0.20%	0.20%	0.19%	0.19%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.48%	2.28%	1.21%	1.76%	1.46%	1.15%	1.05%
Fee waiver and/or expense reimbursement(5)	0.22%	0.27%	0.20%	0.20%	0.20%	0.19%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	1.26%	2.01%	1.01%	1.56%	1.26%	0.96%	0.91%

(1)          For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)          Expenses have been restated to reflect current fees and expenses.

(3)          “Total other expenses” do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses were included, “Total other expenses” would have been as follows: 0.38% (Class A), 0.43% (Class C), 0.36% (Class I), 0.41% (Class R3), 0.36% (Class R4), 0.30% (Class R5), and 0.20% (Class Y).

(4)          “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.  The ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table for the applicable period also does not reflect the restated management fees, fund accounting fees or transfer agency fees.

(5)          Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5) and 0.90% (Class Y). This contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2017, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•Your investment has a 5% return each year

• The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

• You reinvest all dividends and distributions

• You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$573	$876	$1,202	$2,121
C	$304	$686	$1,196	$2,595
I	$103	$364	$646	$1,448
R3	$159	$535	$935	$2,057
R4	$128	$442	$778	$1,729
R5	$98	$347	$615	$1,381
Y	$93	$320	$566	$1,270

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$573	$876	$1,202	$2,121
C	$204	$686	$1,196	$2,595
I	$103	$364	$646	$1,448
R3	$159	$535	$935	$2,057
R4	$128	$442	$778	$1,729
R5	$98	$347	$615	$1,381
Y	$93	$320	$566	$1,270

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7283	August 2016